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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: June 21, 2007 (June 15, 2007)
                      (Date of earliest event reported)

                          _________________________


                           RAPID LINK, INCORPORATED
            (Exact name of registrant as specified in its charter)



          Delaware                     0-22636                 75-2461665
 (State or other jurisdiction        (Commission            (I.R.S. Employer
       of incorporation              File Number)         Identification No.)


                      17383 Sunset Boulevard, Suite 350
                        Los Angeles, California  90272
         (Address of principal executive offices, including zip code)


                                (310) 566-1700
             (Registrant's telephone number, including area code)

                          _________________________


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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 This Current Report on Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management, as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

 Item 1.01.  Entry into a Material Definitive Agreement.

 On June 15, 2007, Rapid Link Incorporated (the "Registrant" or "Company") entered into a Common Stock Purchase Agreement (the "Agreement") with Westside Capital, LLC (the "Investor") whereby the Company sold 357,143 shares of the Company's common stock to the Investor for a purchase price of $25,000 and issued to the Investor Common Stock Purchase Warrants (the "Warrants") to purchase up to an additional 50,000,000 shares of the Registrant's common stock ("Warrant Shares") at exercise prices as follows:
 20,000,000 Warrant Shares exercisable at $0.10 per share (Warrant "A"); 15,000,000 Warrant Shares exercisable at $0.20 per share (Warrant "B");
 and 15,000,000 Warrant Shares exercisable at $0.30 per share (Warrant "C"). Investor has agreed, however, that it shall not be entitled to beneficially own more than 4.9% of the outstanding shares of common stock of the Company at any time. Such beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder.

 On June 15, 2007, (the "Closing Date"), Four Million (4,000,000) Warrant Shares in Common Stock Purchase Warrant "A" vested immediately. The Warrant Shares in Common Stock Purchase Warrants "A", "B", and "C" will continue to vest in Four Million (4,000,000) Warrant Share increments and the next 4,000,000 increment of Warrant Shares will not vest until the prior 4,000,000 increment of Warrant Shares are completely exercised. The lowest priced Warrant Shares shall vest prior to the vesting of higher-priced Warrant Shares. However, Investor does have the option of vesting higher priced Warrants Shares prior to lower priced Warrant Shares in any of the 4,000,000 increments.

 The Company agreed to prepare and file within thirty (30) days following the date of the Closing Date a registration statement (the "Registration Statement") covering the resale of such number of shares of the Registrable Securities (hereinafter defined) as the Investor shall elect by written notice to the Company, and absent such election, covering the resale of all of the shares of the Registrable Securities. The Company has agreed to use its best efforts to cause the Registration Statement to be declared effective by the Securities and Exchange Commission (the "SEC") on the earlier of (i) 120 days following the closing date with respect to the Registration Statement, (ii) ten days following the receipt of a "No Review" or similar letter from the SEC or (iii) the first business day following the day the SEC determines the Registration Statement eligible to be declared effective. "Registrable Securities" means and includes the common stock and Warrant Shares issued pursuant to the Agreement described in this Item 1.01.

 In the Agreement, the Company also agreed, for a period of two years from the Closing Date, not to issue any preferred stock of the Company. The Company will also have caused the appointment of the majority of the board of directors to be qualified independent directors, as defined by the NASD within six months of the Closing Date. The Company will also cause the appointment of a majority of outside directors to the audit and compensation committees of the board of directors within six months of the Closing Date. The Company shall also cause its insiders, including John Jenkins, as CEO and Chris Canfield, as President and CFO of the Company, not to sell their shares of stock for two years from the Closing Date. For two years after the Closing Date the Company must have a current unanimous opinion from the Compensation Committee of the Board of Directors that any awards other than salary are usual, appropriate and reasonable for any officer, director, employee or consultant holding a similar position in other public fully reporting companies with independent majority boards with similar market capitalizations in the same industry with securities listed on the OTC Bulletin Board, American Stock Exchange, New York Stock Exchange or Nasdaq National Market.

 If the Investor does not exercise warrants in the amount of $1,000,000 or more within six months after the Registration Statement has become effective, then all the remaining Common Stock Purchase Warrants ("A", "B" and "C") expire immediately upon six months after such registration statement has become effective. Further, should the Company not receive cumulative gross proceeds of at least three million dollars ($3,000,000) in the form of equity, debt, any other injection of capital into the Company, or any combination thereof from Investor or from sources introduced by Investor, within six (6) months after the Registration Statement has become effective, then all remaining outstanding Warrants (including series "A", "B" and "C") shall expire.

 There are no material relationships between the Registrant, its affiliates and any of the parties to this Agreement, other than in respect of this Agreement.

 The foregoing description of the transaction is only a summary and is qualified in its entirety by reference to the aforementioned documents contained in Exhibits 4.1 through 4.5 which are incorporated herein by reference.


 Item 3.02.  Unregistered Sales of Equity Securities.

 The disclosure set forth in Item 1.01 is incorporated in its entirety by reference in this Item 3.02.

 Investor represented that it was an "accredited" investor as defined under Rule 144 of the Securities Act of 1933, as amended. We relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act and/or Rule 506 of Regulation D for the issuance of these securities. The recipient represented that it took such securities for investment purposes without a view to distribution and had access to information concerning us and our business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the sale of these securities. Certain filings and registrations may be required under state securities "blue sky" laws depending upon the residency of the Investor.


 Item 5.02.  Departure, Election, or Appointment of Directors or Officers.

 On June 15, 2007, Robert M. Fidler submitted his resignation as a member of the Board of Directors of the Registrant effective immediately. Mr. Fidler
 has served as one of the Company's directors since November 1994.   At the
 time of his resignation, Mr. Fidler was a member of both the Audit and Compensation Committees of the Board of Directors. Mr. Fidler indicated that he was resigning because time constraints did not allow him to continue serving as an active board member. Mr. Fidler did not resign as a result of any circumstances representing a disagreement with the Registrant.

 Pursuant to the requirements of this Item 5.02, the Registrant shall:

 (i) provide Mr. Fidler with a copy of this disclosure no later than the day Registrant files the disclosures with the SEC;

 (ii) provide Mr. Fidler the opportunity to furnish the Registrant with a letter stating whether he agrees or disagrees with the statements made in this Item 5.02 and, if not, stating the respects in which he does not agree;

 (iii) and file any letter received from Mr. Fidler with the SEC as an exhibit by amendment to the previously filed Form 8-K within two business days after receipt by the Registrant.


 Item 9.01.  Financial Statements and Exhibits.

 Exbibits

   Exhibit
   Number    Description
   ------    -----------
    4.1      Common Stock Purchase Agreement dated June 15, 2007
             between Rapid Link, Inc. and Westside Capital LLC

    4.2 Registration Rights Agreement dated June 15, 2007 between Rapid Link, Inc. and Westside Capital LLC

    4.3 Common Stock Purchase Warrant "A" dated June 15, 2007 between Rapid Link, Incorporated and Westside Capital LLC

    4.4 Common Stock Purchase Warrant "B" dated June 15, 2007 between Rapid Link, Incorporated and Westside Capital LLC

    4.5 Common Stock Purchase Warrant "C" dated June 15, 2007 between Rapid Link, Incorporated and Westside Capital LLC

   99.1 Press Release dated June 21, 2007 announcing sale of common stock and warrants


                                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       RAPID LINK, INCORPORATED


 Date: June 21, 2007                   By:  /s/ Christopher J. Canfield
                                           ----------------------------------
                                                Christopher J. Canfield
                                           President, Chief Financial Officer
                                                     and Director

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                                EXHIBIT INDEX

   Exhibit
   Number    Description
   ------    -----------
    4.1      Common Stock Purchase Agreement dated June 15, 2007
             between Rapid Link, Inc. and Westside Capital LLC

    4.2 Registration Rights Agreement dated June 15, 2007 between Rapid Link, Inc. and Westside Capital LLC

    4.3 Common Stock Purchase Warrant "A" dated June 15, 2007 between Rapid Link, Incorporated and Westside Capital LLC

    4.4 Common Stock Purchase Warrant "B" dated June 15, 2007 between Rapid Link, Incorporated and Westside Capital LLC

    4.5 Common Stock Purchase Warrant "C" dated June 15, 2007 between Rapid Link, Incorporated and Westside Capital LLC

   99.1 Press Release dated June 21, 2007 announcing sale of common stock and warrants